                                                                   EXHIBIT 10.32

                                 AMENDMENT NO. 1

     THIS AMENDMENT NO. 1, dated as of November 15, 2006 ("Amendment No. 1") among COMPBENEFITS CORPORATION, a Delaware corporation (the "Borrower"), the Lenders (as defined below) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders.

     The Borrower is a party to the Senior Amended and Restated Credit Agreement, dated as of April 13, 2006, (the "Credit Agreement") among the Borrower, the lenders from time to time party thereto (the "Lenders"), the Administrative Agent, Issuing Lender and Swingline Lender and agents party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Amendment No. 1, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").

                                   WITNESSETH:

     WHEREAS, the Borrower has requested certain amendments to its existing definitions and negative covenants under the Credit Agreement; and

     WHEREAS, the parties hereto have agreed, subject to the terms and conditions hereof, to amend and modify the Credit Agreement as provided herein;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   AMENDMENTS

     Effective as of the Amendment Effective Date (defined below), the Credit Agreement is hereby amended as follows:

     1.01 AMENDMENTS TO SECTION 1.01. Section 1.01 is hereby amended by deleting the definition of "Qualified Equity Issuance" in its entirety and inserting the following in lieu thereof:

               ""Qualifying Equity Issuance" shall mean (a) a new issuance after the Closing Date by the Borrower of the Borrower Common Stock or the Convertible Non-Voting Common Stock of the Borrower to the Investor Group or any other Person for cash; provided that these issuances constitute Qualifying Equity Issuances only to the extent that (i) no Default or Event of Default shall be continuing after giving effect thereto, (ii) 100% of the net cash proceeds of such issuance shall be immediately contributed by the Borrower to its Subsidiaries, (iii) after giving effect thereto, no Change of Control shall have occurred, (iv) such stock shall be issued in a private placement exempt from registration under the Securities Act of 1933, (v) the proceeds thereof shall not be used, directly or indirectly, to prepay any Indebtedness of the Subsidiaries of the Borrower, except as permitted pursuant to Section 7.08 (other than Senior Credit Obligations), or to make any Restricted Payment, except as permitted pursuant to Section 7.07, (vi) within five Business Days after such

                                 Amendment No. 1

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     issuance, the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer of the Borrower attesting to the satisfaction of the foregoing conditions, describing the uses of the proceeds of such issuance and attesting that such uses shall not constitute a Default or an Event of Default and (vii) such proceeds shall be used within 30 days after such issuance as described in such certificate; and
     (b) an IPO by the Borrower; provided that an IPO constitutes a Qualifying Equity Issuance only to the extent that (i) no Default of Event of Default shall be continuing after giving effect thereto; (ii) only up to $130,190,426 of the net cash proceeds from such IPO may be utilized by the Borrower, with any excess to be utilized for mandatory prepayments of the Senior Credit Obligations in accordance with Section 3.03(b); (iii) only up to the first $130,190,426 of such net cash proceeds may be utilized by the Borrower solely to redeem its Perpetual Preferred Stock; (iv) after giving effect thereto, no Change of Control shall have occurred; (v) within five Business Days after such issuance, the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer of the Borrower attesting to the satisfaction of the foregoing conditions, confirming the use of proceeds of such issuance and attesting that such uses shall not constitute a Default or an Event of Default; and (vi) such proceeds shall be used within 60 days after such issuance."

     1.02 AMENDMENTS TO SECTION 7.07. Section 7.07 is hereby amended by deleting
Section 7.07 in its entirety and inserting the following in lieu thereof:

               "RESTRICTED PAYMENTS. None of the Consolidated Parties will, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) dividends payable solely in common stock of such Person, (b) Permitted Tax Dividends, (c) dividends or other distributions payable to the Borrower or any Wholly-Owned Subsidiary of the Borrower, (d) repurchases of common stock of the Borrower from any employee of the Consolidated Parties (other than any such Person which is a director, officer or employee of or holder of Capital Stock of any of the Sponsors or any of their respective Affiliates) upon the termination of employment of such Person; provided that such repurchase is approved by the board of directors of the Borrower in good faith and the aggregate amount paid in all such repurchases shall not exceed $2,000,000 in the aggregate from and after the Closing Date, (e) cash advances made or cash dividends paid by the Subsidiaries of the Borrower to the Borrower which advances or dividends are used solely to fund administrative and other miscellaneous expenses incurred in the ordinary course of business by the Borrower in accordance with Section 7.12(b); provided that after giving effect to any such dividend, the Borrower shall be in pro forma compliance with all financial covenants contained in this Agreement and (f) redemptions of any Perpetual Preferred Stock to the extent permitted by clause (b) of the definition of Qualifying Equity Issuance."

     1.03 AMENDMENTS TO SECTION 7.08. Section 7.08 is hereby amended by deleting
Section 7.08 in its entirety and inserting the following in lieu thereof:

               "PREPAYMENTS OF INDEBTEDNESS, ETC. None of the Consolidated Parties will (a) after the issuance thereof, amend, waive or modify (or permit the amendment, waiver or modification of) any of the terms, agreements, covenants or conditions of or

                                 Amendment No. 1

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     applicable to the Senior Subordinated Notes or any other Senior
     Subordinated Note Purchase Document, (b) after the issuance thereof, amend, waive or modify (or permit the amendment, waiver or modification of) any of the terms, agreements, covenants or conditions of or applicable to any other Indebtedness issued by such Consolidated Party if such amendment, waiver or modification would add or materially change any terms, agreements, covenants or conditions in a manner materially adverse to any Consolidated Party, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or materially increase the interest rate applicable thereto or change any subordination provision thereof, (c) directly or indirectly redeem, purchase, prepay, retire, defease or otherwise acquire for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Senior Subordinated Note or any Capital Stock (except the redemption of any Perpetual Preferred Stock to the extent permitted by clause (b) of the definition of Qualifying Equity Issuance) issued pursuant to any Senior Subordinated Note Purchase Document, (d) directly or indirectly redeem, purchase, prepay, retire, defease or otherwise acquire for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness (other than Senior Credit Obligations) or Preferred Stock of the Borrower (except the redemption of any Perpetual Preferred Stock to the extent permitted by clause (b) of the definition of Qualifying Equity Issuance) or set aside any funds for such purpose, whether such redemption, purchase, prepayment, retirement or acquisition is made at the option of any Consolidated Party or at the option of the holder thereof, and whether or not any such redemption, purchase, prepayment, retirement or acquisition is required under the terms and conditions applicable to such Indebtedness or Preferred Stock or (e) release, cancel, compromise or forgive in whole or in part the Indebtedness evidenced by the Intercompany Notes."

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

     2.01 REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Administrative Agent and each of the Lenders, as follows:

     (a) The representations and warranties set forth in Article V and in each of the other Senior Credit Documents shall be true and correct in all material respects as of such date (except for those which expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date) and references to Schedules shall be deemed to refer to the most updated supplements to Schedules to be delivered on the next scheduled delivery date, as to which the Borrower has notified the Administrative Agent in writing.

     (b) No Default or Event of Default shall exist and be continuing under the Amended Agreement.

     (c) The Borrower has the corporate or other necessary power and authority, and the legal right to execute, deliver and perform this Amendment No. 1 and has taken all necessary corporate action to authorize this Amendment No. 1 and to authorize the execution, delivery and performance of this Amendment No. 1.

     (d) Neither the execution, delivery, performance and compliance by the Borrower with this Amendment No. 1 will (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents, (b) violate, contravene or

                                 Amendment No. 1

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conflict with any Requirement of Law (including Regulation U) applicable to it or its Properties, (c) violate, contravene or conflict with contractual provisions of, cause an event of default under, or give rise to material increased, additional, accelerated or guaranteed rights of any Person under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which such Person is a party or by which it may be bound, the violation of which could reasonably be expected to have a Material Adverse Effect, or (d) result in or require the creation of any Lien (except Liens created under the Collateral Documents) upon or with respect to its Properties.

     (e) This Amendment No. 1 constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                                   ARTICLE III
                              CONDITIONS PRECEDENT

     3.01 CONDITIONS TO EFFECTIVENESS. This Amendment No. 1 shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Amendment Effective Date"):

     (a) the Administrative Agent shall have received duly executed counterparts of this Amendment No. 1 which, when taken together, bear the authorized signatures of the Borrower, the Required Lenders and the Administrative Agent;

     (b) the representations and warranties set forth in Section 2.01 hereof are true and correct in all material respects on and as of the Amendment Effective Date;

     (c) all corporate and other proceedings taken or to be taken in connection with this Amendment No. 1 and all documents incidental thereto, whether or not referred to herein, shall be reasonably satisfactory in form and substance to the Required Lenders and their respective counsel; and

     (d) the Administrative Agent shall have received payment of all costs and expenses referred to in Section 4.05 hereof.

                                   ARTICLE IV
                                  MISCELLANEOUS

     4.01 LENDER CONSENT. For purposes of determining compliance with the conditions specified in this Section 3.01, each Lender that has signed this Amendment No. 1 shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.

     4.02 APPLICABLE LAW. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                 Amendment No. 1

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     4.03 COUNTERPARTS. This Amendment No. 1 may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment No. 1 to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Amendment No. 1 shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment No. 1.

     4.04 CREDIT AGREEMENT. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Amended Agreement or any other Senior Credit Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Senior Credit Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by amendment. Except as expressly amended herein, the Amended Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

     4.05 COSTS AND EXPENSES. On the Amendment Effective Date, the Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment No. 1 and the instruments and documents to be delivered hereunder and the reasonable fees, charges and expenses of counsel for the Administrative Agent outstanding on the Amendment Effective Date.

     4.06 SECTION CAPTIONS. Section captions used in this Amendment No. 1 are for convenience of reference only and shall not affect this construction of this Amendment No. 1.

                            [Signature Pages Follow]

                                 Amendment No. 1

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their duly authorized officers, all as of the date first above written.

                                        COMPBENEFITS CORPORATION,
                                        as Borrower


                                        By: /s/ George W. Dunaway
                                            ------------------------------------
                                        Name: George W. Dunaway
                                        Title: CFO

                        Signature Page to Amendment No. 1

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                                        BANK OF AMERICA, N.A, as Administrative
                                        Agent


                                        By: /s/ Robert Rittelmeyer
                                            ------------------------------------
                                        Name: Robert Rittelmeyer
                                        Title: Vice President

                        Signature Page to Amendment No. 1

                                        BANK OF AMERICA, N.A, as Lender, Issuing
                                        Lender and Swingline Lender


                                        By: /s/ David H. Strickert
                                            ------------------------------------
                                        Name: David H. Strickert
                                        Title: Senior Vice President

                        Signature Page to Amendment No. 1

                                        CAROLINA FIRST BANK, as Lender


                                        By: /s/ Charles D. Chamberlain
                                            ------------------------------------
                                        Name: Charles D. Chamberlain
                                        Title: Executive Vice President

                        Signature Page to Amendment No. 1

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                                        ING Capital LLC, as Lender


                                        By: /s/ Robert D. Miners
                                            ------------------------------------
                                        Name: Robert D. Miners
                                        Title: Vice President

                        Signature Page to Amendment No. 1

                                        General Electric Capital Corporation,
                                        as Lender


                                        By: /s/ John Dale
                                            ------------------------------------
                                        Name: John Dale
                                        Title: Duly Authorized Signatory

                        Signature Page to Amendment No. 1

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                                        CREDIT SUISSE INTERNATIONAL, as Lender


                                        By: [Illegible]
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                        Signature Page to Amendment No. 1

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                                        ACAS CLO 2006-1, LTD, as Lender
                                        By American Capital Asset Management,
                                        LLC as Portfolio Manager


                                        By: /s/ Dana Dratch
                                            ------------------------------------
                                        Name: Dana Dratch
                                        Title: Authorized Signatory

                        Signature Page to Amendment No. 1

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                                        SANDELMAN FINANCE 2006-2, LTD, as Lender


                                        By: /s/ William Brown
                                            ------------------------------------
                                        Name: William Brown
                                        Title: Head of Structured Products

                        Signature Page to Amendment No. 1

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                                        GANNETT PEAK CLO I, LTD., as Lender
                                        By McDonnell Investment Management LLC,
                                        as Investment Manager


                                        By: /s/ Kathleen A. Zarn
                                            ------------------------------------
                                        Name: Kathleen A. Zarn
                                        Title: Vice President

                        Signature Page to Amendment No. 1

                                        CS ADVISORS CLO I, LTD., as Lender
                                        By: CapitalSource Advisors LLC, as
                                        Portfolio Manager and attorney-in-fact


                                        By: /s/ Charles Stearns
                                            ------------------------------------
                                        Name: Charles Stearns
                                        Title: Vice President

                        Signature Page to Amendment No. 1

                                        Rampart CLO I, Ltd., as Lender
                                        By: Stone Tower Debt Advisors LLC,
                                        As its Collateral Manager


                                        By: /s/ Michael W. Delpercio
                                            ------------------------------------
                                        Name: Michael W. Delpercio
                                        Title: Authorized Signatory


                        Signature Page to Amendment No. 1

                                        Stone Tower CLO V, Ltd., as Lender
                                        By: Stone Tower Debt Advisors LLC,
                                        As its Collateral Manager


                                        By: /s/ Michael W. Delpercio
                                            ------------------------------------
                                        Name: Michael W. Delpercio
                                        Title: Authorized Signatory


                        Signature Page to Amendment No. 1

                                        Stone Tower CDO I, Ltd., as Lender
                                        By: Stone Tower Debt Advisors LLC,
                                        As its Collateral Manager


                                        By: /s/ Michael W. Delpercio
                                            ------------------------------------
                                        Name: Michael W. Delpercio
                                        Title: Authorized Signatory


                        Signature Page to Amendment No. 1

                                        Stone Tower CDO II, Ltd., as Lender
                                        By: Stone Tower Debt Advisors LLC,
                                        As its Collateral Manager


                                        By: /s/ Michael W. Delpercio
                                            ------------------------------------
                                        Name: Michael W. Delpercio
                                        Title: Authorized Signatory


                        Signature Page to Amendment No. 1

                                        Granite Ventures III Ltd., as Lender
                                        By: Stone Tower Debt Advisors LLC,
                                        As its Collateral Manager


                                        By: /s/ Michael W. Delpercio
                                            ------------------------------------
                                        Name: Michael W. Delpercio
                                        Title: Authorized Signatory


                        Signature Page to Amendment No. 1

                                        Granite Ventures II Ltd., as Lender
                                        By: Stone Tower Debt Advisors LLC,
                                        As its Collateral Manager


                                        By: /s/ Michael W. Delpercio
                                            ------------------------------------
                                        Name: Michael W. Delpercio
                                        Title: Authorized Signatory


                        Signature Page to Amendment No. 1

                                        Granite Ventures I Ltd., as Lender
                                        By: Stone Tower Debt Advisors LLC,
                                        As its Collateral Manager


                                        By: /s/ Michael W. Delpercio
                                            ------------------------------------
                                        Name: Michael W. Delpercio
                                        Title: Authorized Signatory


                        Signature Page to Amendment No. 1

                                        Stone Tower Credit Funding I Ltd.,
                                        as Lender
                                        By: Stone Tower Fund Management LLC,
                                        As its Collateral Manager


                                        By: /s/ Michael W. Delpercio
                                            ------------------------------------
                                        Name: Michael W. Delpercio
                                        Title: Authorized Signatory


                        Signature Page to Amendment No. 1

                                        Prospect Park CDO Ltd., as Lender
                                        By: Blackstone Debt Advisors L.P.
                                        As Collateral Manager


                                        By: /s/ Dean T. Criares
                                            ------------------------------------
                                        Name: Dean T. Criares
                                        Title: Senior Managing Director


                        Signature Page to Amendment No. 1

                                        Monument Park CDO Ltd., as Lender
                                        By: Blackstone Debt Advisors L.P.
                                        As Collateral Manager


                                        By: /s/ Dean T. Criares
                                            ------------------------------------
                                        Name: Dean T. Criares
                                        Title: Senior Managing Director


                        Signature Page to Amendment No. 1

                                        Lafayette Square CDO Ltd., as Lender
                                        By: Blackstone Debt Advisors L.P.
                                        As Collateral Manager


                                        By: /s/ Dean T. Criares
                                            ------------------------------------
                                        Name: Dean T. Criares
                                        Title: Senior Managing Director


                        Signature Page to Amendment No. 1

                                        CIFC Funding 2006-I, Ltd., as Lender


                                        By: /s/ Steve Vaccaro
                                            ------------------------------------
                                        Name: Steve Vaccaro
                                        Title: Chief Credit Officer


                        Signature Page to Amendment No. 1

                                        FREEPORT OFFSHORE LOAN FUND LLC,
                                        as Lender


                                        By: /s/ Chad Blakeman
                                            ------------------------------------
                                        Name: Chad Blakeman
                                        Title: Duly Authorized Signatory


                        Signature Page to Amendment No. 1

                                        FREEPORT LOAN TRUST 2006-1, as Lender


                                        By: /s/ Chad Blakeman
                                            ------------------------------------
                                        Name: Chad Blakeman
                                        Title: Duly Authorized Signatory


                        Signature Page to Amendment No. 1

                                        Red River CLO Ltd., as Lender
                                        By: Highland Capital Management, L.P.
                                        As Collateral Manager
                                        By: Strand Advisors, Inc.,
                                        Its General Partner


                                        By: /s/ Brian Lohrding
                                            ------------------------------------
                                        Name: Brian Lohrding
                                        Title: Treasurer, Strand Advisors, Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.


                        Signature Page to Amendment No. 1

                                        Brentwood CLO Ltd., as Lender
                                        By: Highland Capital Management, L.P.
                                        As Collateral Manager
                                        By: Strand Advisors, Inc.,
                                        Its General Partner


                                        By: /s/ Brian Lohrding
                                            ------------------------------------
                                        Name: Brian Lohrding
                                        Title: Treasurer, Strand Advisors, Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.


                        Signature Page to Amendment No. 1

                                        Highland Floating Rate LLC, as Lender


                                        By: /s/ M. Jason Blackburn
                                            ------------------------------------
                                        Name: M. Jason Blackburn
                                        Title: Treasurer


                        Signature Page to Amendment No. 1

                                        Highland Floating Rate Advantage Fund,
                                        as Lender


                                        By: /s/ M. Jason Blackburn
                                            ------------------------------------
                                        Name: M. Jason Blackburn
                                        Title: Treasurer


                        Signature Page to Amendment No. 1